Short-term investments (Tables)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Summary of Short-term Investments

	2019	2018
Listed securities (a)
Bonds	2,927,002	2,752,743
Unlisted securities (b)
Investment funds	9,787	9,328
Equity securities	240	8,518

	2,937,029	2,770,589

(a)
Listed securities are comprised of public and private bonds with maturities greater than three months, indexed to fixed and floating rates. As of December 31, 2019, listed securities are mainly indexed to 100% CDI rate (2018 – 95% CDI). Liquidity risk is minimal.

(b)
Unlisted securities are comprised of foreign investment fund shares, and ordinary shares in entities that are not traded in an active market. The Group elected to recognize the changes in fair value of the existing equity instruments through OCI. The change in fair value in 2019 of R$ (938) (2018 - R$ 954) was recognized in other comprehensive income.

Short-term investments are denominated in Brazilian reais and U.S. dollars.